SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549-1004


                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                              October 26, 2001
              ------------------------------------------------
              Date of report (Date of earliest event reported)


                            Apco Argentina Inc.
           ------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


Cayman Islands                0-8933                       (98-0199453)
--------------         ---------------------            ------------------
(State of              (Commission File No.)            (IRS Employer
Incorporation)                                          Identification No.)


                               P.O. Box 2400
                           Tulsa, Oklahoma 74102
                          Telephone: (918)573-2164
        ------------------------------------------------------------
                  (Address of Principal Executive Offices)





Item 5.  Other Events.

                  Apco Argentina Inc., a Cayman Islands corporation (the "Company"), is filing the unaudited balance sheet as of June 30, 2001, and the related unaudited statements of income, statements of changes in shareholders' equity and statements of cash flows for the six months ended June 30, 2001 and 2000 of Petrolera Perez Companc S.A., an Argentine corporation, and a 33.7% owned investee of the Company ("Petrolera") (collectively, the "Unaudited Petrolera Financial Statements").

                  Petrolera is a partner in the Entre Lomas joint venture and the operator of the Entre Lomas concession.

                  A copy of the Unaudited Petrolera Financial Statements is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.           Financial Statements, Pro Forma
                  Financial Information and Exhibits.


         (c)      Exhibits


                  99.1       Unaudited Balance Sheet as of
                             June 30, 2001, and the
                             Unaudited Statements of
                             Income, Statements of Changes
                             in Shareholders' Equity and
                             Statements of Cash Flows for
                             the Six Months ended June 30,
                             2001 and 2000 of Petrolera
                             Perez Companc S.A.



                                 Signatures

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 26, 2001


                                         APCO ARGENTINA INC.


                                         By:  /s/ Suzanne Costin
                                            ---------------------------
                                            Name:  Suzanne Costin
                                            Title: Secretary




                               EXHIBIT INDEX


Exhibit No.             Description

99.1                    Unaudited Balance Sheet as of
                        June 30, 2001, and the
                        Unaudited Statements of Income,
                        Statements of Changes in
                        Shareholders' Equity and
                        Statements of Cash Flows for
                        the Six Months ended June 30,
                        2001 and 2000 of Petrolera
                        Perez Companc S.A.